UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-54C

 NOTIFICATION OF WITHDRAWAL OF ELECTION TO BE SUBJECT TO SECTIONS 55 THROUGH 65
                        OF THE INVESTMENT COMPANY ACT OF

                                   1940 FILED
         PURSUANT TO SECTION 54(c) OF THE INVESTMENT COMPANY ACT OF 1940

      The undersigned business development company hereby notifies the Securities and Exchange Commission that it withdraws its election to be subject to sections 55 through 65 of the Investment Company Act of 1940 (the "Act"), pursuant to the provisions of Section 54(c) of the Act, and in connection with such notice of withdrawal of election submits the following information:

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Name:                                         M-GAB Development Corporation
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Address of Principal Business Office:         9900 Research Drive
                                              Irvine, CA  92618
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Telephone Number:                             (949) 635-1240
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File Number under the Securities
Exchange Act of 1934:                         0-49687
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      The Company has changed the nature of its business so as to cease to be a business development company, and such change was authorized by the vote of a majority of its outstanding voting securities.

      The Company, through its newly acquired subsidiary, became a development stage company specializing in the sale and distribution of pesticides and herbicides. The approval of the shareholders was obtained at a meeting of shareholders on April 27, 2006, with 6,000,000 shares voting in favor of the change, representing 91.5% of the voting securities entitled to vote. There were no votes opposed to the change.


                                    Signature

      Pursuant to the requirements of the Act, the undersigned company has caused this notification of withdrawal of election to be subject to sections 55 through 65 of the Act to be duly signed on its behalf in the city of Irvine and state of California on this 27th day of April, 2006.


                                      /s/ Carl M. Berg
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                                      M-GAB Development Corporation
                                      By:      Carl M. Berg
                                      Its:     President